PROSPECTUS
May 1, 2018
Anchor Series Trust
(Class 1, Class 2 and Class 3 Shares)
SA Edge Asset Allocation Portfolio (formerly, Asset Allocation Portfolio)
SA Wellington Capital Appreciation (formerly, Capital Appreciation Portfolio)
SA Wellington Government and Quality Bond Portfolio (formerly, Government and Quality Bond Portfolio)
SA Wellington Growth Portfolio (formerly, Growth Portfolio)
SA Wellington Natural Resources Portfolio (formerly, Natural Resources Portfolio)
This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Portfolio Summary: SA Edge Asset Allocation Portfolio (formerly, Asset Allocation Portfolio)
Investment Goal

The investment goal of the SA Edge Asset Allocation Portfolio (formerly, Asset Allocation Portfolio) (the “Portfolio”) is high total return (including income and capital gains) consistent with long-term preservation of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.66%	0.66%	0.66%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Portfolio Operating Expenses[1]	0.78%	0.93%	1.03%
[1]	Total Annual Portfolio Operating Expenses do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table, which reflects the operating expenses of each Class and does not include Acquired Fund Fees and Expenses.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses  remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 80	$249	$433	$ 966
Class 2 Shares	95	296	515	1,143
Class 3 Shares	105	328	569	1,259
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 37% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio’s principal investment strategy is to invest in a diversified portfolio that may include common stocks and other securities with common stock characteristics, bonds and other intermediate and long-term fixed income securities and money market instruments.
The Portfolio will principally invest in equity securities, including common stocks; convertible securities; warrants and rights; fixed income securities, including U.S. Government securities, investment grade corporate bonds, preferred stocks, junk bonds (up to 25% of fixed income investments), senior securities and pass-through securities; real estate investment trusts (“REITs”); registered investment companies; and foreign securities, including depositary receipts and emerging market issues.
Asset allocation views may be expressed through equity securities, fixed income securities, money market instruments and other assets.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal(s) will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests significantly in equities. As with any equity fund, the value of your investment in this Portfolio may fluctuate in response to stock market movements. In addition, individual stocks selected for the Portfolio may underperform the market generally for a variety of reasons, including poor company earnings results.

Portfolio Summary: SA Edge Asset Allocation Portfolio (formerly, Asset Allocation Portfolio)
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Fixed Income Securities Risk. The Portfolio invests significantly in various types of fixed income securities. As a result, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by issuers of fixed income securities. As interest rates rise, the prices for fixed income securities typically fall, and as interest rates fall, the prices typically rise. To the extent that the Portfolio is invested in the bond market, movements in the bond market may affect its performance.
U.S. Government Securities Risk. Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government. The maximum potential liability of the issuers of some U.S. Government securities held by the Portfolio may greatly exceed their current resources, including their legal right of support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Portfolio might not be able to recover its investment from the U.S. Government.
Credit Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. An issuer held in this Portfolio may not be able to honor its financial obligations, including its obligations to the Portfolio.
Risk of Investing in Junk Bonds. High yield, high risk bonds commonly known as “junk bonds” are generally subject to greater credit risks than higher-grade bonds. Junk bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Warrants and Rights Risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments.
Real Estate Industry Risks. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases

Portfolio Summary: SA Edge Asset Allocation Portfolio (formerly, Asset Allocation Portfolio)
in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940, as amended. REITs may be leveraged, which increases risk.
Investment Company Risk. The risks of the Portfolio owning other investment companies, including exchange-traded funds, generally reflect the risks of owning the underlying securities they are designed to track. Disruptions in the markets for the securities held by the other investment companies purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies also have management fees that increase their costs versus owning the underlying securities directly.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Depositary Receipts Risk. . Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index and a blended index. The blended index consists of 40% Bloomberg Barclays U.S. Aggregate Bond Index and 60% S&P 500® Index (the “Blended Index”). The subadviser believes that the Blended Index may be more representative of the market sectors or types of securities in which the Portfolio invests pursuant to its stated investment strategies than any of the individual benchmark indices, in that it includes both equity and fixed income components. The weightings of the components of the Blended Index are intended to approximate the allocation of the Portfolio’s assets, but at any given time may not be indicative of the actual allocation of Portfolio assets among market sectors or types of investments. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Portfolio Summary: SA Edge Asset Allocation Portfolio (formerly, Asset Allocation Portfolio)
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 12.53% (quarter ended September 30, 2009) and the lowest return for a quarter was -13.36% (quarter ended December 31, 2008).
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	13.73%	9.42%	6.62%
Class 2 Shares	13.59%	9.26%	6.46%
Class 3 Shares	13.43%	9.14%	6.36%
S&P 500® Index	21.83%	15.79%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%
Blended Index	14.21%	10.25%	6.98%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management, LLC.
The Portfolio is subadvised by Edge Asset Management.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Todd Jablonski, CFA Chief Investment Officer and Portfolio Manager	2010
Charles D. Averill, CFA Portfolio Manager	2010
Gregory L. Tornga, CFA Portfolio Manager	2017
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 17.

Portfolio Summary: SA Wellington Capital Appreciation Portfolio (formerly, Capital Appreciation Portfolio)
Investment Goal

The investment goal of the SA Wellington Capital Appreciation Portfolio (formerly, Capital Appreciation Portfolio) (the “Portfolio”) is long-term capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.70%	0.70%	0.70%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.74%	0.89%	0.99%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses  remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 76	$237	$411	$ 918
Class 2 Shares	91	284	493	1,096
Class 3 Shares	101	315	547	1,213
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 77% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio’s principal investment strategy is to invest primarily in growth equity securities across a wide range of industries and companies, using a wide-ranging and flexible stock selection approach. The Portfolio uses an active trading strategy to achieve its investment goal.
The Portfolio will principally invest in equity securities of large-, mid- and small-cap companies. The Portfolio may also invest in foreign equity securities, including depositary receipts (up to 30% of total assets).
A “growth” philosophy — that of investing in securities believed to offer the potential for capital appreciation — focuses on securities of companies that may have one or more of the following characteristics: accelerating or high revenue growth, improving profit margins, or improving balance sheets.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal(s) will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests primarily in equities. As with any equity fund, the value of your investment in this Portfolio may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the Portfolio. In addition, individual stocks selected for the Portfolio may underperform the market generally for a variety of reasons, including poor company earnings results.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign

Portfolio Summary: SA Wellington Capital Appreciation Portfolio (formerly, Capital Appreciation Portfolio)
investments are heightened when investing in issuers in emerging market countries.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Growth Stock Risk. Growth stocks can be volatile for several reasons. Since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.
Large-Cap Companies Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller market capitalization companies.
Small- and Medium-Sized Companies Risk. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.
Depositary Receipts Risk. . Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 3000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 21.32% (quarter ended March 31, 2012)

Portfolio Summary: SA Wellington Capital Appreciation Portfolio (formerly, Capital Appreciation Portfolio)
and the lowest return for a quarter was -22.19% (quarter ended December 31, 2008).
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	32.78%	18.17%	10.27%
Class 2 Shares	32.57%	18.00%	10.10%
Class 3 Shares	32.46%	17.88%	9.99%
Russell 3000® Growth Index	29.59%	17.16%	9.93%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management, LLC.
The Portfolio is subadvised by Wellington Management Company LLP.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Stephen C. Mortimer Senior Managing Director and Equity Portfolio Manager	2006
Michael T. Carmen, CFA Senior Managing Director and Equity Portfolio Manager	2010
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 17.

Portfolio Summary: SA Wellington Government and Quality Bond Portfolio (formerly, Government and Quality Bond Portfolio)
Investment Goal

The investment goal of the SA Wellington Government and Quality Bond Portfolio (formerly, Government and Quality Bond Portfolio) (the “Portfolio”) is relatively high current income, liquidity and security of principal.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.53%	0.53%	0.53%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.05%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.58%	0.72%	0.82%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses  remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$59	$186	$324	$ 726
Class 2 Shares	74	230	401	894
Class 3 Shares	84	262	455	1,014
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio’s principal investment strategy is to invest, under normal circumstances, at least 80% of net assets in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in high quality fixed income securities (rated AA– or better by S&P Global (Ratings) (“S&P”) or Aa3 or better by Moody’s Investors Service, Inc. (“Moody’s”) or its equivalent by any other nationally recognized statistical rating organization (“NRSRO”)).
The Portfolio will principally invest in fixed income securities, including U.S. Government securities, mortgage-backed securities, asset-backed securities, and high quality bonds. Corporate bonds rated lower than AA– by S&P but not lower than A– (or lower than Aa3 by Moody’s but not lower than A3), or its equivalent by another NRSRO, may comprise up to 20% of the Portfolio’s net assets. The Portfolio may use an active trading strategy to achieve its objective.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal(s) will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
U.S. Government Securities Risk. Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government. The maximum potential liability of the issuers of some U.S. Government securities held by the Portfolio may greatly exceed their current resources, including their legal right of support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Portfolio might not be able to recover its investment from the U.S. Government.
Fixed Income Securities Risk. The Portfolio invests significantly in various types of fixed income securities. As a result, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by issuers of fixed income securities. As interest rates rise, the prices for fixed income

Portfolio Summary: SA Wellington Government and Quality Bond Portfolio (formerly, Government and Quality Bond Portfolio)
securities typically fall, and as interest rates fall, the prices typically rise. To the extent that the Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual fixed income securities selected for this Portfolio may underperform the market generally.
Credit Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. An issuer held in this Portfolio may not be able to honor its financial obligations, including its obligations to the Portfolio.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Bloomberg Barclays U.S. Aggregate A or Better Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 3.65% (quarter ended September 30, 2011) and the lowest return for a quarter was -3.25% (quarter ended December 31, 2016).

Portfolio Summary: SA Wellington Government and Quality Bond Portfolio (formerly, Government and Quality Bond Portfolio)
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	2.97%	1.57%	3.22%
Class 2 Shares	2.85%	1.44%	3.07%
Class 3 Shares	2.78%	1.35%	2.97%
Bloomberg Barclays U.S. Aggregate A or Better Index	2.94%	1.86%	3.72%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management, LLC.
The Portfolio is subadvised by Wellington Management Company LLP.
Portfolio Manager
Name and Title	Portfolio Manager of the Portfolio Since
Michael E. Stack, CFA Senior Managing Director and Fixed Income Portfolio Manager	2014
Loren L. Moran, CFA Managing Director and Fixed Income Portfolio Manager	2018
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 17.

Portfolio Summary: SA Wellington Growth Portfolio (formerly, Growth Portfolio)
Investment Goal

The investment goal of the SA Wellington Growth Portfolio (formerly, Growth Portfolio) (the “Portfolio”) is capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.72%	0.72%	0.72%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.05%	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.77%	0.92%	1.02%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses  remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 79	$246	$428	$ 954
Class 2 Shares	94	293	509	1,131
Class 3 Shares	104	325	563	1,248
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 54% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio’s principal investment strategy is to invest in a portfolio of common stocks of companies that is widely diversified by industry and company. The Portfolio may invest in companies of any size, including small and medium-sized companies, and may invest up to 25% of its total assets in foreign equity securities, including depositary receipts.
The subadviser allocates the management of the Portfolio to individual portfolio managers or teams who make independent investment decisions based on their own investment strategies. Each portfolio manager or team uses bottom-up investment analysis and is focused on capital appreciation and manages their portion of the Portfolio according to their own distinct investment processes. Together the strategies provide an opportunistic, flexible and diversified profile representing a wide range of investment philosophies, companies, industries and market capitalizations. The subadviser allocates the assets of the Portfolio to the various managers or teams based on a variety of factors, including a qualitative understanding of each underlying portfolio manager and his or her process. The Portfolio may use an active trading strategy to achieve its objective.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal(s) will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests primarily in equities. As with any equity fund, the value of your investment in this Portfolio may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the Portfolio. In addition, individual stocks selected for the Portfolio may underperform the market generally for a variety of reasons, including poor company earnings results.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or

Portfolio Summary: SA Wellington Growth Portfolio (formerly, Growth Portfolio)
heavy institutional selling. In addition, the subadviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Large-Cap Companies Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller market capitalization companies.
Small- and Medium-Sized Companies Risk. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Depositary Receipts Risk. . Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 3000® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 21.37% (quarter ended September 30, 2009) and the lowest return for a quarter was -26.73% (quarter ended December 31, 2008).
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	19.80%	13.35%	6.52%
Class 2 Shares	19.59%	13.18%	6.37%
Class 3 Shares	19.50%	13.07%	6.26%
Russell 3000® Index	21.13%	15.58%	8.60%

Portfolio Summary: SA Wellington Growth Portfolio (formerly, Growth Portfolio)
Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management, LLC.
The Portfolio is subadvised by Wellington Management Company LLP.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Kent M. Stahl, CFA Senior Managing Director and Director of Investment Strategy and Risk	2014
Gregg R. Thomas, CFA Senior Managing Director and Associate Director of Investment Strategy and Risk	2014
Edward B. Baldini, CFA Senior Managing Director and Associate Director of Investment Strategy and Risk	2017
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 17.

Portfolio Summary: SA Wellington Natural Resources Portfolio (formerly, Natural Resources Portfolio)
Investment Goal

The investment goal of the SA Wellington Natural Resources Portfolio (formerly, Natural Resources Portfolio) (the “Portfolio”) is total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.75%	0.75%	0.75%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.87%	1.02%	1.12%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses  remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 89	$278	$482	$1,073
Class 2 Shares	104	325	563	1,248
Class 3 Shares	114	356	617	1,363
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 134% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio’s principal investment strategy is to invest primarily in equity securities of U.S. or foreign companies that are expected to provide favorable returns in periods of rising inflation with a value-style investment approach. Under normal market circumstances, at least 80% of net assets are invested in securities related to natural resources, such as energy, metals, mining and forest products. The subadviser considers a company to be in the natural resources industry if at the time of investment at least 50% of the company’s assets, revenues or profits are derived from natural resources or if an independent industry source considers it to be in these industries.
The Portfolio will principally invest in equity securities of large-, mid- and small-cap companies, and in foreign equity securities, including emerging market securities. The Portfolio may also invest in preferred stocks.
A “value” philosophy — that of investing in securities believed to be undervalued in the market — often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria are generally calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category. “Total return” is a measure of performance which combines all elements of return including income and capital appreciation.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal(s) will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Natural Resources Risk. The Portfolio will be subject to certain risks specific to investing in the natural resources industry. Investments in securities related to precious metals and minerals are considered speculative. Prices of precious metals may fluctuate sharply over short time periods due to changes in inflation or expectations regarding inflation in various countries; metal sales by governments, central banks or international agencies; investment speculation; changes in

Portfolio Summary: SA Wellington Natural Resources Portfolio (formerly, Natural Resources Portfolio)
industrial and commercial demand; and governmental prohibitions or restrictions on the private ownership of certain precious metals or minerals.
In addition, the market price of securities that are tied into the market price of a natural resource will fluctuate on the basis of the natural resource. However, there may not be a perfect correlation between the movements of the asset-based security and the market price of the underlying natural resource. Further, these securities typically bear interest or pay dividends at below market rates, and in certain cases at nominal rates. The Portfolio’s investments in natural resources securities exposes it to greater risk than a portfolio less concentrated in a group of related industries.
Equity Securities Risk. The Portfolio invests primarily in equities. As with any equity fund, the value of your investment in this Portfolio may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the Portfolio. In addition, individual stocks selected for the Portfolio may underperform the market generally for a variety of reasons, including poor company earnings results.
Value Stocks Risk. The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market while the market concentrates on growth stocks.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Large-Cap Companies Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller market capitalization companies.
Small- and Medium-Sized Companies Risk. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index, MSCI AWCI Energy Index, the MSCI ACWI Metals & Mining Index and a blended index. The blended index consists of 65% MSCI AWCI Energy Index and 35% MSCI ACWI Metals & Mining Index (the “Blended Index”). The Blended Index is intended to be more representative of the market sectors in which the Portfolio invests pursuant to its stated investment strategies than any individual benchmark index. The weightings of the components of the Blended Index

Portfolio Summary: SA Wellington Natural Resources Portfolio (formerly, Natural Resources Portfolio)
are intended to approximate the allocation of the Portfolio’s assets, but at any given time may not be indicative of the actual allocation of Portfolio assets among market sectors or types of investments. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 26.10% (quarter ended June 30, 2009) and the lowest return for a quarter was -36.28% (quarter ended September 30, 2008).
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	15.03%	0.26%	-2.57%
Class 2 Shares	14.94%	0.11%	-2.71%
Class 3 Shares	14.79%	0.02%	-2.81%
S&P 500® Index	21.83%	15.79%	8.50%
Blended Index	16.87%	0.46%	-1.43%
MSCI ACWI Energy Index	7.64%	1.55%	-0.53%
MSCI ACWI Metals & Mining Index	33.82%	-2.90%	-4.26%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management, LLC.
The Portfolio is subadvised by Wellington Management Company LLP.
Portfolio Manager
Name and Title	Portfolio Manager of the Portfolio Since
Robert F. Hayes, III, CFA Senior Managing Director and Global Industry Analyst	2017
Mark N. Viviano, CFA Managing Director and Global Industry Analyst	2017
For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 17.

Important Additional Information
Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of a Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchases and redemptions of the Portfolio’s shares.
Tax Information

The Portfolios will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the separate accounts that receive the dividends are not subject to tax. However contract holders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract.
Payments to Broker-Dealers and
Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts. The Portfolios and their related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolios as underlying investment options in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

Additional Information About the Portfolios’ Investment Strategies and Investment Risks
Investment Selection

Each Portfolio, other than the SA Edge Asset Allocation, SA Wellington Government and Quality Bond, and SA Wellington Growth Portfolios, buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio’s investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.
The SA Wellington Growth Portfolio’s subadviser allocates the management of the Portfolio to individual portfolio managers or teams who make independent investment decisions based on their own investment strategies. Each portfolio manager or team uses bottom-up investment analysis and is focused on total return or growth of capital and manages their portion of the Portfolio according to their own distinct investment processes. Each portfolio manager’s or team’s equity strategies are combined based on a variety of factors, leveraging the experience of the portfolio management team at the overall Portfolio level in risk management and portfolio construction. These portfolio construction techniques incorporate a qualitative understanding of each portfolio manager or team and their process along with quantitative techniques such as alpha correlation, style analysis, risk profile analysis and scenario/market environment analysis. Wellington Management Company LLP (“Wellington Management”) structures the overall Portfolio in an attempt to minimize market factor and style biases and seeks to obtain the overall Portfolio’s investment objective by combining these different equity strategies into a single Portfolio. Wellington Management expects that the strategies in the aggregate will represent an opportunistic, flexible and diversified fund profile representing a wide range of investment philosophies, companies, industries and market capitalizations. While the individual portfolio managers or teams for the various equity investment strategies are given full discretion to manage their portion of the Portfolio, the overall portfolio management team is responsible for the addition or removal of investment strategies as well as allocating Portfolio assets among the component investment strategies.
Each of the SA Edge Asset Allocation and SA Wellington Government and Quality Bond Portfolios employs both a bottom-up and a top-down analysis in its investment approach.
On an individual security basis, a Portfolio buys and sells securities based on bottom-up investment analysis, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach is described in the preceding paragraph. In addition, each Portfolio is managed using a proprietary top-down macro analysis for asset allocation among its different asset classes, countries, sectors and styles. Top-down macro analysis involves the assessment of such factors as trends in economic growth, inflation and the capital market environment.
Investment Strategies

The investment goal and principal investment strategy for each Portfolio may be changed by the Board of Trustees (the “Board”) without a shareholder vote. You will receive at least 60 days’ notice prior to any change to a Portfolio’s 80% investment policy.
In addition to the Portfolios’ principal investments discussed in their respective Portfolio Summaries, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have identified below those non-principal investments and the risks associated with such investments. Refer to the Glossary for a description of the risks. In addition to those described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Statement of Additional Information of Anchor Series Trust (the “Trust”), which you may obtain free of charge (see back cover).
A Glossary has been included in this Prospectus to define the investment and risk terminology used below and throughout the document. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.
Percentage limitations may be calculated based on a Portfolios’ total or net assets. “Total assets” means net assets plus the amount of any borrowings for investment purposes. If not specified as net assets, the percentage is calculated based on total assets.
From time to time, the Portfolios may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Portfolio’s investments in money market securities for temporary defensive purposes. If a Portfolio takes such a temporary defensive position, it may not achieve its investment objective.

Additional Information About the Portfolios’ Investment Strategies and Investment Risks
SA Edge Asset Allocation Portfolio. The Portfolio may also invest in equity securities of small-cap companies; equity swaps; currency transactions; options; futures; forward commitments; mortgage dollar rolls; deferred interest bonds; illiquid securities; short-term investments; firm commitment agreements; when-issued/delayed-delivery transactions; zero coupon bonds; interest rate swaps; caps, floors and collars; loan participations and assignments; and hybrid instruments. Additional risks that the Portfolio may be subject to include:
•	Currency Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Hedging Risk
•	Illiquidity Risk
•	Interest Rate Fluctuations Risk
•	Prepayment Risk
•	Roll Transactions Risk
•	Settlement Risk
•	Small-Sized Companies Risk
SA Wellington Capital Appreciation Portfolio. The Portfolio may also invest in currency transactions; emerging markets securities; illiquid securities, including private placements (up to 10%); forward commitments; when-issued/delayed-delivery transactions; special situations; forward contracts; ETFs; options, rights and warrants; and convertible securities (up to 20%). Additional risks that the Portfolio may be subject to include:
•	Convertible Security Risk
•	Currency Risk
•	Derivatives Risk
•	Investment Company Risk
•	Emerging Markets Risk
•	Growth Stock Risk
•	Hedging Risk
•	Illiquidity Risk
•	Settlement Risk
SA Wellington Government and Quality Bond Portfolio. The Portfolio may also invest in convertible securities; credit default swaps, including credit default swaps on indices (up to 10%); interest rate swaps, caps, floors and collars (up to 10%); total return swaps (up to 10%); illiquid securities (up to 10%); forward commitments and when-issued/delayed delivery transactions; municipal bonds (up to 10%); zero coupon bonds; foreign securities; emerging market securities; futures; special situations; and rights and warrants. Additional risks that the Portfolio may be subject to include:
•	Convertible Securities Risk
•	Counterparty Risk
•	Credit Default Swap Risk
•	Derivatives Risk
•	Emerging Markets Risk
•	Foreign Investment Risk
•	Hedging Risk
•	Illiquidity Risk
•	Prepayment Risk
•	Settlement Risk
SA Wellington Growth Portfolio. The Portfolio may also invest in currency transactions; emerging market securities; illiquid securities (up to 10%); forward commitments and when-issued/delayed delivery transactions; ETFs; special situations; rights and warrants; and convertible securities (up to 20%). Additional risks that the Portfolio may be subject to include:
•	Convertible Securities Risk
•	Currency Risk
•	Emerging Markets Risk
•	Growth Stock Risk
•	Illiquidity Risk
•	Investment Company Risk
•	Settlement Risk

Additional Information About the Portfolios’ Investment Strategies and Investment Risks
SA Wellington Natural Resources Portfolio. The Portfolio may also invest in currency transactions; depositary receipts; rights and warrants; forward commitments; other investment companies; illiquid securities (up to 10%); when-issued/delayed delivery transactions; special situations; REITs; and convertible securities. Additional risks that the Portfolio may be subject to include:
•	Active Trading Risk
•	Convertible Securities Risk
•	Currency Risk
•	Depositary Receipts Risk
•	Derivatives Risk
•	Hedging Risk
•	Illiquidity Risk
•	Investment Company Risk
•	Real Estate Industry Risk
•	Settlement Risk

Glossary
Investment Terms

Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.
A bond includes all fixed income securities other than short-term commercial paper and preferred stock.
Borrowing for temporary or emergency purposes involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio’s net asset value and the cost may reduce a Portfolio’s return.
A call option is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A covered call option is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option.
A credit default swap is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. As the seller of credit protection, a Portfolio would effectively add leverage because, in addition to its net assets, such Portfolio would be subject to investment exposure on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.
Defensive investments include high-quality, fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.
A derivative is a financial instrument, such as an option or futures contract, whose value is based on the performance of an underlying asset or an external benchmark, such as the price of a specified security or an index.
An “emerging market” country is any country that is included in the MSCI Emerging Markets Index. See definition of “Foreign securities” for additional information.
Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible preferred stock, convertible bonds, warrants and rights, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:
Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.
Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Portfolios and the indices described below change over time. A Portfolio or Underlying Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all Portfolios, except as noted in a Portfolio’s Summary:
•	Large-Cap companies will include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on May 12, 2017, the market capitalization range of the companies in the Russell 1000® Index was approximately $2.4 billion to $813.9 billion.
•	Mid-Cap companies will include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most

Glossary
recent annual reconstitution of the Russell Midcap® Index on May 12, 2017, the market capitalization range of the companies in the Russell Midcap® Index was $2.3 billion to $29.3 billion.
•	Small-Cap companies will include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on May 12, 2017, the market capitalization range of the companies in the Russell 2000® Index was $143.6 million to $4.4 billion.
Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.
Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.
Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.
ETFs are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A Portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the ETFs have management fees which increase their cost. A Portfolio’s ability to invest in ETFs is limited by the Investment Company Act of 1940 (the “1940 Act”).
A firm commitment is a buy order for delayed delivery in which a Portfolio agrees to purchase a security from a seller at a future date, stated price, and fixed yield. The agreement binds the seller as to delivery and binds the purchaser as to acceptance of delivery.
Fixed income securities are broadly classified as securities that provide for periodic payments, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. Investments in fixed income securities include:
Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.
“High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default.
An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the adviser or the subadviser). The two best-known debt rating agencies are S&P Global (Ratings) (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”). Investment grade refers to any security rated “BBB” or above by S&P or “Baa” or above by Moody’s.
A junk bond is a high risk bond that does not meet the credit quality standards of an investment grade security, and in many cases offers a high yield to maturity.
Pass-through securities involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.
Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.
U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.
Zero-Coupon Bonds and Deferred Interest Bonds are debt obligations issued or purchased at a significant discount from face value. Certain zero coupon bonds (Discount Bonds) also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

Glossary
Foreign securities are issued by (i) foreign governments or their agencies and instrumentalities, and (ii) companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue or profits from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country. Foreign securities include, but are not limited to, foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies, American Depositary Receipts (“ADRs”) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). A Portfolio’s investments in foreign securities may also include securities from emerging market issuers. An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by the subadviser.
Hybrid instruments, such as indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.
Illiquid/Restricted securities. These securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market. Illiquid securities include privately placed securities that are not readily marketable.
Income is interest payments from bonds or dividends from stocks.
Interest rate swaps, caps, floors and collars. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
Loan participations and assignments are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.
Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others.
Municipal bonds. Fixed income securities include, among other things, municipal bonds which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (“Municipal Bonds”). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. A Portfolio may invest in Municipal Bonds whose issuers pay interest on the bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities. Municipal Bonds include residual interest bonds, which are bonds created by dividing the income stream of an underlying Municipal Bond in two parts, a variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying Municipal Bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.
Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc., at a specified future date and price.
REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate, residential real estate or real estate related loans. The value of an interest in a REIT may be

Glossary
affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT.
Registered investment companies are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.
Roll transactions involve the sale of mortgage or other asset-backed securities with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.
Short-term investments include money market securities such as short-term U.S. Government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities may provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.
A special situation arises when, in the opinion of the adviser or subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
Total return is a measure of performance which combines all elements of return including income and capital appreciation.
Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.
U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.
When-issued securities, delayed delivery and forward commitment transactions. The Portfolios may purchase or sell when-issued securities that have been authorized but not yet issued in the market. In addition, a Portfolio may purchase or sell securities on a forward commitment basis. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The Portfolios may engage in when-issued or forward commitment transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a when-issued or forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date.
Yield is the annual dollar income received on an investment expressed as a percentage of the current or average price.

About the Indices

Unlike mutual funds, the indices do not incur expenses. If expenses were deducted, the actual returns of the indices would be lower.
The Bloomberg Barclays U.S. Aggregate A or Better Index is a subset of the Bloomberg Barclays U.S. Aggregate Index and indices, which include index components for government and corporate bonds, agency mortgage pass-through securities, and asset-backed securities. However, the Bloomberg Barclays U.S. Aggregate A or Better Index excludes BBB bonds.
The Bloomberg Barclays U.S. Aggregate Bond Index combines several Bloomberg Barclays fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate bonds, mortgage pass-through securities, and asset-backed securities.
The MSCI ACWI Energy Index includes large and mid-cap securities across 23 Developed Markets (“DM”) countries and 24 Emerging Markets (“EM”) countries. All securities in the index are classified in the Energy sector as per the Global Industry Classification Standard (“GICS®”).
The MSCI ACWI Metals and Mining Index is composed of large and mid-cap stocks across 23 DM countries and 24 EM

Glossary
countries. All securities in the index are classified in the Metals & Mining industry (within the Materials sector) according to GICS®.
The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indices.
The Russell 3000® Index is an unmanaged, weighted index of the 3,000 largest publicly traded companies by market capitalization in the United States and is broadly representative of the universe of potential securities in which the Growth Portfolio may invest.
The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments. The constituents for the growth and value segments are drawn from the S&P 500® Index. A stock can be in both the growth and value segments.
The growth segment (the S&P 500® Growth Index) is determined using three factors: sales growth, the ratio of earnings change to price, and momentum. As of December 31, 2017, there were 293 constituents with a mean median market cap of $23.3 billion. It included US companies with a market cap of over USD 4.5 billion.
The value segment (the S&P 500® Value Index) is determined using three factors: the ratios of book value, earnings and sales to price. As of December 31, 2017, there were 389 constituents with a mean median market cap of $19.5 billion. It included US companies with a market cap of over USD 3.0 billion.

Risk Terminology

Active Trading Risk. A strategy whereby a Portfolio may engage in frequent trading of securities to achieve its investment goal(s). Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio and could affect your performance. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section we provide each Portfolio’s portfolio turnover rate for each of the last five years.
Convertible Securities Risk. The values of the convertible securities in which a Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by a Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Credit Default Swap Risk. A credit default swap is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. Credit default swaps increase credit risk when a Portfolio is the seller and increase counterparty risk when a Portfolio is the buyer. Credit default swap transactions in which a Portfolio is the seller may require the Portfolio to liquidate securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter swaps with a Portfolio. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with over-the-counter swaps will be phased-in through 2020. In addition, regulations adopted by prudential regulators that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Portfolio, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of

Glossary
these requirements with respect to derivatives, as well as additional government regulation of swaps, may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance. A Portfolio may be exposed to additional risks as a result of additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.
Credit Risk. The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Currency Risk. The value of a Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar denominated securities.
Depositary Receipts Risk. Depositary receipts, such as ADRs and other depositary receipts, including GDRs, EDRs, are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (e.g., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in a Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging contract positions may be substantially greater than the cost of a position in the underlying security index or benchmark.
A Portfolio is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, a Portfolio must set aside liquid assets (referred to sometimes as “asset segregation”), or engage in other measures, while the derivatives instruments are held. Generally, under current law, a Portfolio must set aside liquid assets equal to the full notional value for derivative contracts that are not contractually required to “cash-settle.” For derivative contracts that are contractually required to cash-settle, a Portfolio only needs to set aside liquid assets in an amount equal to a Portfolio’s daily marked-to-market net obligation rather than the contract’s full notional value. A Portfolio reserves the right to alter its asset segregation policies in the future to comply with changes in the law or interpretations thereunder.
Forwards. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, a Portfolio faces the risk that its counterparties may not perform their obligations. Forward contracts are not regulated by the Commodity Futures Trading Commission (“CTFC”) and therefore, a Portfolio will not receive any benefit of CFTC regulation when trading forwards.
Futures. The risks associated with a Portfolio’s use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if a Portfolio has insufficient cash to meet margin requirements, a Portfolio may need to sell other investments, including at disadvantageous times.
Options. An investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. By purchasing options, a Portfolio is subject to the risk of a complete loss of premiums. The use of options for risk management or hedging purposes may not be successful, resulting in losses to a Portfolio. In addition, the cost of hedging may reduce a Portfolio’s returns.
Swaps. Swap agreements involve the risk that the party with whom a Portfolio has entered into the swap will default on its obligation to pay the Portfolio and the risk that the Portfolio will not be able to meet its obligations to pay the other party to the agreement.
Emerging Markets Risk. The risks associated with investments in foreign securities are heightened in connection with investments in the securities of issuers in developing or

Glossary
“emerging market” countries. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Equity Securities Risk. This is the risk that the value of a Portfolio may fluctuate in response to stock market movements. Growth stocks are historically volatile. In addition, individual stocks selected for the Portfolio may underperform the market generally for a variety of reasons, including poor company earnings results. The performance of different types of equity stocks may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which the prices of “growth” stocks in general have fallen, or vice versa. In addition, individual stocks selected for a Portfolio may underperform the market generally.
Fixed Income Securities Risk. The value of an investment in a Portfolio investing significantly in fixed income securities may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by issuers of fixed income securities. As interest rates rise, the prices for fixed income securities typically fall; and as interest rates fall, the prices typically rise. To the extent a Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual fixed income securities selected for a Portfolio may underperform the market generally.
Foreign Investment Risk. Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.
Growth Stock Risk. Growth stocks can be volatile for several reasons. Since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment, by taking an offsetting position (often through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Illiquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and a Portfolio’s share price may fall dramatically.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to have an inverse correlation with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.
Investment Company Risk. The risks of a Portfolio owning other investment companies, including ETFs, generally reflect the risks of owning the underlying securities they are designed to track. Disruptions in the markets for the securities held by the other investment companies purchased or sold by a Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies also have fees that increase their costs versus owning the underlying securities directly.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Glossary
Risk of Investing in Junk Bonds. A Portfolio may invest in, or obtain exposure to, high-yield, high risk bonds commonly known as “junk bonds,” which are considered speculative. Junk bonds carry a substantial risk of default or of changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase. A junk bond’s market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Portfolio to replace the security with a lower yielding security. If this occurs, it will decrease the value of your investment in the Portfolio.
Large-Cap Company Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller capitalization companies
Management Risk. A Portfolio is subject to management risk because it is an actively-managed investment portfolio. A Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The stock and/or bond markets as a whole are volatile and could go up or down, sometimes dramatically, for many reasons, including adverse political or economic development in the United States or abroad, changes in investor psychology or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. This could affect the value of the securities held by a Portfolio.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Natural Resources Risk. Investments in securities related to precious metals and minerals are considered speculative. Prices of precious metals may fluctuate sharply over short time periods due to changes in inflation or expectations regarding inflation in various countries; metal sales by governments, central banks or international agencies; investment speculation; changes in industrial and commercial demand; and governmental prohibitions or restrictions on the private ownership of certain precious metals or minerals.
In addition, the market price of securities that are tied into the market price of a natural resource will fluctuate on the basis of the natural resource. However, there may not be a perfect correlation between the movements of the asset-based security and the market price of the underlying natural resource. Further, these securities typically bear interest or pay dividends at below market rates, and in certain cases at nominal rates.
Preferred Stock Risk. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Prepayment Risk. Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.
Real Estate Industry Risks. Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates. If a Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may

Glossary
not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and to maintain exemption from registration under the 1940 Act. REITs may be leveraged, which increases risk.
Settlement Risk. Investments purchased on an extended-settlement basis, such as when-issued, forward commitment or delayed-delivery transactions, involve a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on an extended-settlement basis involves the risk that the value of the securities sold may increase before the settlement date.
Small- and Medium-Sized Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
U.S. Government Securities Risk. As noted in the Investment Terms section of the Glossary, obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government. The maximum potential liability of the issuers of some U.S. Government securities held by a Portfolio may greatly exceed their current resources, including their legal right support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, a Portfolio holding securities of such issuer might not be able to recover its investment from the U.S. Government.
Value Stocks Risk. The value approach to investing involves the risk that value stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on growth stocks.
Warrants and Rights Risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore, are highly volatile and speculative investments. They have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. If a warrant or right held by a Portfolio is not exercised by the date of its expiration, the Portfolio would lose the entire purchase price of the warrant or right.

Management
Information about the Investment Adviser

SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) serves as investment adviser and manager for all the Portfolios of the Trust. SunAmerica oversees Wellington Management Company LLP and Edge Asset Management, Inc. (the “Subadvisers”), provides various administrative services and supervises the daily business affairs of each Portfolio. SunAmerica, located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311, is a limited liability company organized under the laws of the state of Delaware, and is a wholly owned subsidiary of American General Life Insurance Company. SunAmerica managed, advised or administered assets in excess of $91.8 billion as of December 31, 2017. In addition to serving as investment adviser and manager to the Trust, SunAmerica serves as adviser, manager and/or administrator for Seasons Series Trust, SunAmerica Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Specialty Series, VALIC Company I and VALIC Company II.
A discussion regarding the basis for the Board’s approval of the Trust’s investment advisory agreement and the subadvisory agreements between SunAmerica and the Subadvisers is available in the Trust’s 2017 Semi-Annual Report to shareholders, which is available upon request.
SunAmerica has received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits SunAmerica, subject to certain conditions, to enter into agreements relating to each of the Portfolios with subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to approve new subadvisers for each Portfolio, change the terms of particular agreements with such subadvisers or continue the employment of existing subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any subadviser changes. Shareholders of each Portfolio have the right to terminate an agreement with a subadviser for the Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Affiliated subadvisers selected and approved by the Board are subject to shareholder approval.
For the fiscal year ended December 31, 2017, each Portfolio paid SunAmerica a fee equal to the following percentage of average daily net assets:
Portfolio	Fee
SA Edge Asset Allocation Portfolio	0.66%
SA Wellington Capital Appreciation Portfolio	0.70%
SA Wellington Government and Quality Bond Portfolio	0.53%
Portfolio	Fee
SA Wellington Growth Portfolio	0.72%
SA Wellington Natural Resources Portfolio	0.75%
Commission Recapture Program. Through a commission recapture program, a portion of certain Portfolios’ expenses have been reduced. “Other Expenses,” as reflected in the Annual Portfolio Operating Expenses in each Portfolio Summary, do not take into account this expense reduction and are therefore higher than the actual expenses of the Portfolio. Each Portfolio, other than the SA Wellington Government and Quality Bond Porfolio, participates in the commission recapture program.
Acquired Fund Fees And Expenses. Acquired fund fees and expenses include fees and expenses incurred indirectly by a Portfolio as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or pooled investment vehicles. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular acquired fund.
Information about the Subadvisers

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the Portfolios are set forth below. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.
SunAmerica compensates the Subadvisers out of the advisory fees that it receives from the respective Portfolios. SunAmerica may terminate its agreements with the Subadvisers without shareholder approval.
The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s), and the structure and method used by the Subadvisers to determine their compensation.
Edge Asset Management (“Edge”), a specialty boutique of Principal Global Investors, LLC, a Delaware limited liability company. Edge is located at 801 Grand Ave, Desmoines, Iowa 50309. Edge is an investment adviser registered with the SEC under the Investment Advisers Act of 1940 and provides investment advisory services to registered investment companies and separately managed accounts. As of December 31, 2017, Edge and its investment affiliates had over $453.5 billion in assets under management.
The SA Edge Asset Allocation Portfolio is managed by a team of portfolio managers, including Charles D. Averill, CFA, Todd Jablonski, CFA and Gregory L. Tornga, CFA. Mr. Averill is a portfolio manager of the asset allocation team. He has worked

Management
at Edge or one of its predecessor firms since 1990. Mr. Jablonski is currently Chief Investment Officer and a portfolio manager. He joined Edge in 2010 and has been in the investment industry since 1998. Mr. Tornga is a portfolio manager at Edge. He joined Edge in 2011 and is responsible for co-managing the target risk asset allocation suite, the Active Multi-Asset High Income ETF and the Global Income Strategy. Messrs. Averill, Jablonski and Tornga each hold the Chartered Financial Analyst designation.
Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2017, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.08 trillion in assets.
The SA Wellington Capital Appreciation Portfolio is managed by Stephen C. Mortimer and Michael T. Carmen, CFA. Mr. Mortimer, Senior Managing Director and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Carmen, Senior Managing Director and Equity Portfolio Manager of Wellington Management, is involved in portfolio management and securities analysis for the Portfolio. Mr. Carmen joined the firm as an investment professional in 1999.
The SA Wellington Government and Quality Bond Portfolio is managed by Michael E. Stack, CFA and Loren L. Moran, CFA.  Mr. Stack, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2000. Ms. Moran, Managing Director and Fixed Income Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2014.
The SA Wellington Growth Portfolio is managed by Kent M. Stahl, CFA, Gregg R. Thomas, CFA and Edward B. Baldini. Mr. Stahl is Senior Managing Director and Chief Investment Strategist and joined Wellington Management in 1998. Mr. Thomas is Senior Managing Director and Director of Investment Strategy and joined Wellington Management as an investment professional in 2002. Mr. Baldini is a Senior Managing Director and Director of Investment Strategy and Risk and joined Wellington Management in 2005.
The SA Wellington Natural Resources Portfolio is managed by Mark N. Viviano, CFA, Managing Director and Global Industry Analyst and Robert F. Hayes, III, CFA, Senior Managing Director and Global Industry Analyst.  Mr. Viviano joined the firm in 2007 and has been an investment professional since 2004.  Mr. Hayes joined the firm as an investment professional in 2000.
Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust’s assets. VALIC Retirement Services Company is the Trust’s Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

Account Information
General

Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SunAmerica, the investment adviser and manager, as well as non-affiliated life insurance companies. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. The term “Manager” as used in this Prospectus means either SunAmerica or the other registered investment advisers that serve as Subadvisers to the Trust, as the case may be.
The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers all three classes of shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.
You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the Variable Contracts, which accompanies this Prospectus.
The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.
Service (12b-1) Plan

Class 2 and Class 3 shares of those Portfolios offering such classes of shares are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of either Class 2 or Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios’ Class 2 or Class 3 shares. Because these fees are paid out of such Portfolio’s Class 2 or Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Transaction Policies

Valuation of shares. The net asset value (“NAV”) per share for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares.
Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable.
Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically approved and reviewed by the Board. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The value of any share of open-end funds held by the Portfolios will be calculated using the NAV of such funds. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.
As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, a Portfolio will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the securities. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved

Account Information
by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE.
A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity index futures contracts, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of the Portfolio’s shares may change on days when the Trust is not open for purchases or redemptions. Because Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, the NAV per share of the Class 2 and Class 3 shares will generally be lower than the NAV per share of the Class 1 shares of each Portfolio that offers Class 2 and Class 3 shares.
Buy and sell prices. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 and Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.
Execution of requests. The Trust is open on those days when the NYSE is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received and is in good order by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.
Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment for more than seven days in the following unusual circumstances:
•	during any period in which the NYSE is closed other than customary weekend and holiday closings or during any period in which trading on the NYSE is deemed to be restricted;
•	during any period in which an emergency exists, as a result of which (i) it is not reasonably practicable for the Portfolio to dispose of securities owned by it or (ii) it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or
•	during such other periods as the SEC may by order permit to protect Portfolio shareholders.
The SEC will determine the conditions under which trading shall be deemed to be restricted and the conditions under which an emergency shall be deemed to exist.
Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios.
The Board has adopted policies and procedures with respect to market timing activity as discussed below.
The Trust believes that market timing activity is not in the best interest of the Portfolios’ performance or their participants. Market timing can disrupt the ability of a Subadviser to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of a Portfolio. In addition, market timing may increase a Portfolio’s expenses through increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.
Certain Portfolios may invest to a large extent in securities that are primarily traded in foreign markets. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s NAV is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s NAV, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies—Valuation of Shares”).
Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures.
The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to

Account Information
prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures.
There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, you may be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company Separate Accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of a Portfolio. Such rejections or refusals will be applied uniformly without exception.
Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the Separate Accounts may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.
Payments in Connection with Distribution

Certain life insurance companies affiliated with SunAmerica receive revenue sharing payments from SunAmerica and certain subadvisers in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolios, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from 12b-1 fees that are deducted directly from the assets of the Portfolios or from investment management fees received by SunAmerica or Subadvisers.
Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities are described in the Statement of Additional Information.
Dividend Policies and Taxes

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net realized gains, if any, are paid annually for all Portfolios.
Distribution Reinvestments. The dividends and distributions, if any, will be reinvested automatically in additional shares of of the same Portfolio on which they were paid. The per share dividends on Class 2 and Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not.
Taxability of a Portfolio. Each Portfolio intends to qualify as a “regulated investment company” under the Code. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to U.S. federal income tax on the earnings that it distributes to its shareholders.
The Portfolios that receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the life insurance companies will not be passed to you or the Portfolios. Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Separate Accounts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for federal income tax purposes, and income and gains earned inside the Separate Accounts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Portfolio’s financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio’s financial statements, is included in the Trust’s Annual Report to shareholders, which is available upon request.

Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Distributions from net realized gain on investments	Total dividends and distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate

SA Wellington Government and Quality Bond Portfolio Class 1
12/31/13	$15.58	$0.21	$(0.55)	$(0.34)	$(0.38)	$(0.15)	$(0.53)	$14.71	(2.15)%	$421,167	0.59%	1.40%	184%
12/31/14	14.71	0.21	0.55	0.76	(0.29)	—	(0.29)	15.18	5.19	572,823	0.58	1.40	128
12/31/15	15.18	0.21	(0.13)	0.08	(0.23)	(0.05)	(0.28)	14.98	0.58	657,562	0.57	1.39	62
12/31/16	14.98	0.24	(0.02)	0.22	(0.22)	(0.10)	(0.32)	14.88	1.42	817,141	0.57	1.59	61
12/31/17	14.88	0.28	0.16	0.44	(0.28)	—	(0.28)	15.04	2.97	801,507	0.58	1.86	33

SA Wellington Government and Quality Bond Portfolio Class 2
12/31/13	15.57	0.19	(0.54)	(0.35)	(0.35)	(0.15)	(0.50)	14.72	(2.22)	49,484	0.74	1.26	184
12/31/14	14.72	0.19	0.54	0.73	(0.26)	—	(0.26)	15.19	4.99	43,986	0.73	1.25	128
12/31/15	15.19	0.19	(0.14)	0.05	(0.20)	(0.05)	(0.25)	14.99	0.39	36,223	0.72	1.25	62
12/31/16	14.99	0.22	(0.02)	0.20	(0.19)	(0.10)	(0.29)	14.90	1.31	30,780	0.72	1.45	61
12/31/17	14.90	0.26	0.16	0.42	(0.25)	—	(0.25)	15.07	2.85	27,824	0.72	1.72	33

SA Wellington Government and Quality Bond Portfolio Class 3
12/31/13	15.52	0.17	(0.53)	(0.36)	(0.34)	(0.15)	(0.49)	14.67	(2.28)	806,854	0.84	1.16	184
12/31/14	14.67	0.17	0.54	0.71	(0.25)	—	(0.25)	15.13	4.87	783,305	0.83	1.15	128
12/31/15	15.13	0.17	(0.13)	0.04	(0.19)	(0.05)	(0.24)	14.93	0.32	739,821	0.82	1.14	62
12/31/16	14.93	0.21	(0.03)	0.18	(0.18)	(0.10)	(0.28)	14.83	1.18	762,516	0.82	1.35	61
12/31/17	14.83	0.24	0.17	0.41	(0.24)	—	(0.24)	15.00	2.78	751,516	0.82	1.62	33

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented.

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Distributions from net realized gain on investments	Total dividends and distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets(3)	Portfolio turnover rate

SA Edge Asset Allocation Portfolio Class 1
12/31/13	$14.15	$0.35	$2.15	$2.50	$(0.44)	$—	$(0.44)	$16.21	17.87%	$159,638	0.79%	2.29%	27%
12/31/14	16.21	0.40	0.80	1.20	(0.41)	(0.46)	(0.87)	16.54	7.41	146,594	0.75	2.37	29
12/31/15	16.54	0.36	(0.66)	(0.30)	(0.49)	(1.71)	(2.20)	14.04	(1.72)	125,264	0.75	2.24	27
12/31/16	14.04	0.34	1.13	1.47	(0.42)	(1.05)	(1.47)	14.04	10.82	119,255	0.75	2.40	45
12/31/17	14.04	0.31	1.57	1.88	(0.41)	(1.24)	(1.65)	14.27	13.73	117,879	0.76	2.09	37

SA Edge Asset Allocation Portfolio Class 2
12/31/13	14.12	0.33	2.14	2.47	(0.41)	—	(0.41)	16.18	17.68	18,074	0.94	2.14	27
12/31/14	16.18	0.37	0.81	1.18	(0.38)	(0.46)	(0.84)	16.52	7.31	15,750	0.90	2.22	29
12/31/15	16.52	0.33	(0.64)	(0.31)	(0.47)	(1.71)	(2.18)	14.03	(1.83)	13,832	0.90	2.09	27
12/31/16	14.03	0.32	1.12	1.44	(0.40)	(1.05)	(1.45)	14.02	10.57	14,603	0.91	2.25	45
12/31/17	14.02	0.28	1.58	1.86	(0.39)	(1.24)	(1.63)	14.25	13.59	14,758	0.91	1.95	37

SA Edge Asset Allocation Portfolio Class 3
12/31/13	14.08	0.31	2.13	2.44	(0.40)	—	(0.40)	16.12	17.52	54,684	1.04	2.04	27
12/31/14	16.12	0.35	0.81	1.16	(0.37)	(0.46)	(0.83)	16.45	7.23	56,298	1.00	2.12	29
12/31/15	16.45	0.32	(0.66)	(0.34)	(0.45)	(1.71)	(2.16)	13.95	(1.99)	53,784	1.00	2.00	27
12/31/16	13.95	0.30	1.13	1.43	(0.39)	(1.05)	(1.44)	13.94	10.53	57,917	1.00	2.15	45
12/31/17	13.94	0.27	1.55	1.82	(0.37)	(1.24)	(1.61)	14.15	13.43	64,824	1.01	1.85	37

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return includes expense reductions.
(3)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	12/31/13	12/31/14	12/31/15	12/31/16	12/31/17
SA Edge Asset Allocation Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA Edge Asset Allocation Class 2	0.00	0.00	0.00	0.00	0.00
SA Edge Asset Allocation Class 3	0.00	0.00	0.00	0.00	0.00

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Distributions from net realized gain on investments	Total dividends and distributions	Net Asset Value end of period	Total Return(2)		Net Assets end of period (000’s)	Ratio of expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets(3)	Portfolio turnover rate

SA Wellington Growth Portfolio Class 1
12/31/13	$21.88	$0.19	$7.48	$7.67	$(0.21)	$—	$(0.21)	$29.34	35.14%		$403,439	0.77%	0.74%	78%
12/31/14	29.34	0.20	1.99	2.19	(0.17)	—	(0.17)	31.36	7.48		505,595	0.74	0.68	118
12/31/15	31.36	0.22	(0.27)	(0.05)	(0.20)	(4.48)	(4.68)	26.63	0.15		521,905	0.73	0.71	73
12/31/16	26.63	0.22	1.62	1.84	(0.28)	(1.92)	(2.20)	26.27	7.37		343,850	0.75	0.83	98
12/31/17	26.27	0.26	4.93	5.19	(0.35)	—	(0.35)	31.11	19.80		281,486	0.77	0.89	54

SA Wellington Growth Portfolio Class 2
12/31/13	21.88	0.15	7.48	7.63	(0.16)	—	(0.16)	29.35	34.97		27,163	0.92	0.60	78
12/31/14	29.35	0.16	1.97	2.13	(0.12)	—	(0.12)	31.36	7.28		24,700	0.89	0.54	118
12/31/15	31.36	0.17	(0.26)	(0.09)	(0.14)	(4.48)	(4.62)	26.65	0.02		20,202	0.88	0.56	73
12/31/16	26.65	0.18	1.63	1.81	(0.23)	(1.92)	(2.15)	26.31	7.24		18,398	0.90	0.68	98
12/31/17	26.31	0.22	4.92	5.14	(0.30)	—	(0.30)	31.15	19.59		18,005	0.92	0.75	54

SA Wellington Growth Portfolio Class 3
12/31/13	21.84	0.13	7.46	7.59	(0.14)	—	(0.14)	29.29	34.82		126,179	1.02	0.50	78
12/31/14	29.29	0.13	1.97	2.10	(0.09)	—	(0.09)	31.30	7.18		115,933	0.99	0.44	118
12/31/15	31.30	0.14	(0.26)	(0.12)	(0.11)	(4.48)	(4.59)	26.59	(0.09)		101,481	0.98	0.46	73
12/31/16	26.59	0.15	1.63	1.78	(0.21)	(1.92)	(2.13)	26.24	7.11		95,910	1.00	0.58	98
12/31/17	26.24	0.19	4.91	5.10	(0.27)	—	(0.27)	31.07	19.50		99,866	1.02	0.65	54

SA Wellington Capital Appreciation Portfolio Class 1
12/31/13	40.58	(0.10)	14.19	14.09	—	(5.43)	(5.43)	49.24	35.80		605,894	0.75	(0.22)	105
12/31/14	49.24	(0.06)	7.41	7.35	—	(9.21)	(9.21)	47.38	15.26		668,565	0.74	(0.12)	91
12/31/15	47.38	(0.05)	3.84	3.79	—	(8.36)	(8.36)	42.81	8.72	(4)	730,504	0.74	(0.11)	66
12/31/16	42.81	(0.09)	0.93	0.84	—	(5.50)	(5.50)	38.15	1.98		589,734	0.74	(0.23)	99
12/31/17	38.15	0.02	12.31	12.33	—	(3.72)	(3.72)	46.76	32.78		656,955	0.74	0.05	77

SA Wellington Capital Appreciation Portfolio Class 2
12/31/13	39.96	(0.17)	13.97	13.80	—	(5.43)	(5.43)	48.33	35.62		59,470	0.90	(0.37)	105
12/31/14	48.33	(0.13)	7.26	7.13	—	(9.21)	(9.21)	46.25	15.08		56,610	0.89	(0.27)	91
12/31/15	46.25	(0.12)	3.74	3.62	—	(8.36)	(8.36)	41.51	8.56	(4)	51,769	0.89	(0.26)	66
12/31/16	41.51	(0.15)	0.91	0.76	—	(5.50)	(5.50)	36.77	1.85		45,012	0.89	(0.38)	99
12/31/17	36.77	(0.05)	11.85	11.80	—	(3.72)	(3.72)	44.85	32.57		50,028	0.89	(0.11)	77

SA Wellington Capital Appreciation Portfolio Class 3
12/31/13	39.57	(0.21)	13.81	13.60	—	(5.43)	(5.43)	47.74	35.46		625,388	1.00	(0.47)	105
12/31/14	47.74	(0.18)	7.17	6.99	—	(9.21)	(9.21)	45.52	14.96		635,020	0.99	(0.37)	91
12/31/15	45.52	(0.16)	3.67	3.51	—	(8.36)	(8.36)	40.67	8.45	(4)	614,697	0.99	(0.36)	66
12/31/16	40.67	(0.18)	0.88	0.70	—	(5.50)	(5.50)	35.87	1.73		580,733	0.99	(0.49)	99
12/31/17	35.87	(0.09)	11.56	11.47	—	(3.72)	(3.72)	43.62	32.46		643,066	0.99	(0.21)	77

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return includes expense reductions.
(3)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	12/31/13	12/31/14	12/31/15	12/31/16	12/31/17
SA Wellington Growth Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA Wellington Growth Class 2	0.00	0.00	0.00	0.00	0.00
SA Wellington Growth Class 3	0.00	0.00	0.00	0.00	0.00
SA Wellington Capital Appreciation Class 1	0.00	0.00	0.00	0.00	0.00
SA Wellington Capital Appreciation Class 2	0.00	0.00	0.00	0.00	0.00
SA Wellington Capital Appreciation Class 3	0.00	0.00	0.00	0.00	0.00
(4)	The Portfolio’s performance was increased by 0.07% for Class 1, Class 2 and Class 3, from a reimbursement by an affiliate.

FINANCIAL HIGHLIGHTS

Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Distributions from net realized gain on investments	Total dividends and distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets(3)	Portfolio turnover rate

SA Wellington Natural Resources Portfolio Class 1
12/31/13	$22.61	$0.18	$1.12	$1.30	$(0.22)	$—	$(0.22)	$23.69	5.80%	$100,572	0.84%	0.80%	77%
12/31/14	23.69	0.30	(4.63)	(4.33)	(0.26)	—	(0.26)	19.10	(18.53)	95,751	0.82	1.28	91
12/31/15	19.10	0.47	(4.55)	(4.08)	(0.27)	—	(0.27)	14.75	(21.39)	72,803	0.83	2.65	94
12/31/16	14.75	0.31	4.00	4.31	(0.74)	—	(0.74)	18.32	29.97	30,793	0.84	1.90	119
12/31/17	18.32	0.27	2.44	2.71	(0.49)	—	(0.49)	20.54	15.03	30,580	0.87	1.42	134

SA Wellington Natural Resources Portfolio Class 2
12/31/13	22.53	0.15	1.11	1.26	(0.18)	—	(0.18)	23.61	5.64	13,767	0.99	0.66	77
12/31/14	23.61	0.27	(4.63)	(4.36)	(0.22)	—	(0.22)	19.03	(18.68)	10,238	0.97	1.15	91
12/31/15	19.03	0.45	(4.53)	(4.08)	(0.23)	—	(0.23)	14.72	(21.47)	6,477	0.98	2.52	94
12/31/16	14.72	0.24	4.02	4.26	(0.70)	—	(0.70)	18.28	29.70	6,987	1.00	1.44	119
12/31/17	18.28	0.24	2.45	2.69	(0.46)	—	(0.46)	20.51	14.94	6,807	1.02	1.27	134

SA Wellington Natural Resources Portfolio Class 3
12/31/13	22.41	0.13	1.11	1.24	(0.16)	—	(0.16)	23.49	5.56	120,528	1.09	0.56	77
12/31/14	23.49	0.24	(4.60)	(4.36)	(0.19)	—	(0.19)	18.94	(18.74)	98,333	1.07	1.04	91
12/31/15	18.94	0.41	(4.50)	(4.09)	(0.21)	—	(0.21)	14.64	(21.61)	75,093	1.08	2.38	94
12/31/16	14.64	0.22	4.02	4.24	(0.69)	—	(0.69)	18.19	29.67	78,831	1.10	1.35	119
12/31/17	18.19	0.22	2.44	2.66	(0.45)	—	(0.45)	20.40	14.79	75,538	1.12	1.18	134

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return includes expense reductions.
(3)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	12/31/13	12/31/14	12/31/15	12/31/16	12/31/17
SA Wellington Natural Resources Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA Wellington Natural Resources Class 2	0.00	0.00	0.00	0.00	0.00
SA Wellington Natural Resources Class 3	0.00	0.00	0.00	0.00	0.00

For More Information
The following documents contain more information about the Portfolios’ investments and are available free of charge upon request:
•	Annual and Semi-annual Reports contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year.
•	Statement of Additional Information (SAI) contains additional information about the Portfolios’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.
The Trust’s prospectus, SAI and semi-annual and annual reports are available at www.aig.com/getprospectus or online through the internet websites of the life insurance companies offering the Portfolios as investment options. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.
Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s website at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.
You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.
The Trust’s Investment Company Act
File No: 811-3836